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                                 EXHIBIT (2)

                   LIST OF SUBSIDIARIES AND AFFILIATES OF
                      GENAMERICA FINANCIAL CORPORATION
                            As of March 20, 2001

MetLife, Inc.: Publicly held stock company formed to hold all of the stock
-------------
in the Metropolitan/GenAmerica Financial group of companies.

Metropolitan Life Insurance Company: Holds all of the stock in GenAmerica
-----------------------------------
 Financial Corporation.

    GENAMERICA FINANCIAL CORPORATION: FORMED TO HOLD ALL OF THE STOCK OF
    --------------------------------
    GENERAL AMERICAN LIFE INSURANCE COMPANY.

         GenAmerica Management Corporation: central management corporation.
         ---------------------------------

         Walnut Street Securities, Inc.: wholly-owned subsidiary engaged in
         ------------------------------
         the process of selling variable life insurance and variable annuities and other securities.

                  Walnut Street Advisers, Inc.: wholly-owned subsidiary of
                  ----------------------------
                  Walnut Street Securities engaged in the business of giving investment advice.

                  WSS Insurance Agency of Alabama, Inc.: Formed to act as a
                  ------------------------------------
                  resident insurance agency for Walnut Street Securities, Inc. in Alabama.

                  WSS Insurance Agency of Massachusetts, Inc.: Formed to act
                  ------------------------------------------
                  as a resident insurance agency for Walnut Street Securities, Inc. in Massachusetts.

                  WSS Insurance Agency of Nevada, Inc.: Formed to act as a
                  -----------------------------------
                  resident insurance agency for Walnut Street Securities, Inc. in Nevada.

                  WSS Insurance Agency of Ohio, Inc.: Formed to act as a
                  ---------------------------------
                  resident insurance agency for Walnut Street Securities, Inc. in Ohio.

                  WSS Insurance Agency of Texas, Inc.: Formed to act as a
                  ----------------------------------
                  resident insurance agency for Walnut Street Securities, Inc. in Texas.

         Collaborative Strategies, Inc.: wholly-owned business management
         ------------------------------
         consulting company.

         GenAmerica Capital I: Wholly-owned Delaware trust formed for the
         --------------------
         purpose of issuing securities as an investment vehicle for GenAmerica Financial Corporation.

         Missouri Reinsurance (Barbados), Inc.: wholly-owned Barbados exempt
         -------------------------------------
         life, accident and health reinsurance company.

         General American Distributors, Inc.: Formed to act as a wholesale
         -----------------------------------
         Broker-Dealer.

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         VirtualFinances.Com, Inc.: Wholly-owned company formed for the
         -------------------------
         E-Commerce initiative of GeneraLife.

         General American Life Insurance Company: an insurance company selling
         ---------------------------------------
         life and pensions.

                  Cova Corporation: wholly-owned subsidiary formed to own the
                  ----------------
                  former Xerox Life companies.

                           MetLife Investors Insurance Company (fka Cova
                           ---------------------------------------------
                           Financial Services Life Insurance Company): wholly-
                           ------------------------------------------
                           owned by Cova Corporation, engaged in the business of selling annuities and life insurance.

                                    First MetLife Investors Insurance
                                    ---------------------------------
                                    Company (fka First Cova Life Insurance
                                    --------------------------------------
                                    Company): wholly-owned by MetLife
                                    --------
                                    Investors Life Insurance Company,
                                    engaged in the sale of life insurance in New York.

                                    MetLife Investors Insurance Company of
                                    --------------------------------------
                                    California (fka Cova Financial Life
                                    -----------------------------------
                                    Insurance Company): wholly-owned by
                                    ------------------
                                    MetLife Investors Insurance Company,
                                    engaged in the sale of life insurance
                                    and annuities in California.

                           Cova Life Management Company: wholly-owned by Cova
                           ----------------------------
                           Corporation. Employer of the individuals operating the Cova companies.

                                    Cova Investment Advisory Corporation:
                                    ------------------------------------
                                    wholly-owned by Cova Life Management
                                    Company. Intended to provide investment
                                    advice to Cova Life insureds and annuity owners.

                                    Cova Investment Allocation Corporation:
                                    ---------------------------------------
                                    wholly-owned by Cova Life Management
                                    Company. Intended to provide advice on
                                    allocation of premiums to Cova Life insured and annuity owners.

                                    Cova Life Sales Company: wholly-owned by
                                    -----------------------
                                    Cova Life Management Company. Broker-dealer established to supervise sales of Cova Life contracts.

                                    Cova Life Administration Services Company:
                                    -----------------------------------------
                                    wholly-owned by Cova Life Management
                                    Company. Provides administrative services for Cova annuities.

                  General Life Insurance Company: wholly-owned subsidiary,
                  ------------------------------
                  domiciled in Texas, engaged in the business of selling life insurance and annuities.

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                           General Life Insurance Company of America: wholly-
                           -----------------------------------------
                           owned subsidiary, domiciled in Illinois, engaged in the business of selling life insurance and annuities.

                  Paragon Life Insurance Company: wholly-owned subsidiary
                  ------------------------------
                  engaged in employer sponsored sales of life insurance.

                  John S. McSwaney & Associates, Inc. General American acquired
                  -----------------------------------
                  100% of the stock of this insurance agency.

                  Equity Intermediary Company: wholly-owned subsidiary holding
                  ---------------------------
                  company formed to own stock in subsidiaries.

                           Reinsurance Group of America, Incorporated:
                           ------------------------------------------
                           subsidiary, of which approximately 48.3% is owned by Equity Intermediary, 9.6% is owned by MetLife, and the balance by the public.

                                    General American Argentina Sequros de
                                    -------------------------------------
                                    Vida S.A.: Argentinean subsidiary 100%
                                    ---------
                                    owned by RGA, engaged in business as a
                                    life, annuity, disability and
                                    survivorship insurer.

                                    RGA Argentina S.A.: Argentinian subsidiary
                                    -----------------
                                    100% owned by RGA.

                                    Reinsurance Company of Missouri,
                                    --------------------------------
                                    Incorporated: wholly owned subsidiary
                                    ------------
                                    formed for the purpose of owning RGA
                                    Reinsurance Company.

                                            RGA Reinsurance Company: subsidiary
                                            -----------------------
                                            engaged in the reinsurance business.

                                                 Fairfield Management Group,
                                                 ---------------------------
                                                 Inc.: 100% owned subsidiary.
                                                 ----

                                                      Reinsurance Partners,
                                                      ---------------------
                                                      Inc.: wholly-owned
                                                      ----
                                                      subsidiary of Fairfield
                                                      Management Group, Inc.,
                                                      engaged in business as a
                                                      reinsurance brokerage
                                                      company.

                                                      Great Rivers Reinsurance
                                                      ------------------------
                                                      Management, Inc.: wholly-
                                                      ----------------
                                                      owned subsidiary of
                                                      Fairfield Management
                                                      Group, Inc., acting as a
                                                      reinsurance manager.

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                                                      RGA (U.K.) Underwriting
                                                      -----------------------
                                                      Agency Limited: wholly-
                                                      --------------
                                                      owned by Fairfield
                                                      Management Group, Inc.

                                    RGA Reinsurance Company (Barbados) Ltd.:
                                    ---------------------------------------
                                    subsidiary of Reinsurance Group of America, Incorporated formed to engage in the exempt insurance business.

                                            RGA Financial Group, L.L.C.: 80%
                                            ---------------------------
                                            owned by RGA Reinsurance Company
                                            (Barbados) Ltd.  and 20% owned by
                                            RGA Reinsurance Company.  Formed to
                                            market and manage financial
                                            reinsurance business to be assumed
                                            by RGA Reinsurance Company.

                                    Triad Re, Ltd.: Reinsurance Group of
                                    --------------
                                    America, Incorporated owns 100% of all
                                    outstanding and issued shares of the
                                    Company's preferred stock.  Reinsurance
                                    Group of America, Inc. owns 66.67%
                                    of all outstanding and issued shares of the Company's common stock. Schmitt-Sussman Enterprises, Inc. owns 33.33% of all outstanding and issued shares of the Company's common stock.

                                    RGA Americas Reinsurance Company, Ltd.:
                                    --------------------------------------
                                    Reinsurance Group of America, Incorporated owns 100% of this company.

                                    RGA International Ltd.: a New Brunswick
                                    ----------------------
                                    corporation wholly-owned by Reinsurance
                                    Group of America, existing to hold Canadian reinsurance operations.

                                            RGA Financial Products Limited:
                                            -------------------------------
                                            100% owned by RGA International Ltd.
                                            (100 Class A shares).

                                            RGA Canada Management Company, Ltd.:
                                            -----------------------------------
                                            a New Brunswick corporation wholly-
                                            owned by G.A. Canadian Holdings,
                                            existing to accommodate Canadian
                                            investors.

                                                     RGA Life Reinsurance
                                                     --------------------
                                                     Company of Canada: wholly-
                                                     -----------------
                                                     owned by RGA Canada
                                                     Management Company, Ltd.

                           RGA Holdings Limited: holding company formed in the
                           --------------------
                           United Kingdom to own three operating companies: RGA Managing Agency Limited, RGA Capital Limited, and RGA Reinsurance (UK) Limited.

                                    C-46

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                                    RGA Capital Limited: company is a corporate
                                    -------------------
                                    member of a Lloyd's life syndicate.

                                    RGA Reinsurance (UK) Limited: company
                                    ----------------------------
                                    to act as reinsurer.

                                    RGA UK Services Limited: inactive company.
                                    ------------------------

                           RGA Australian Holdings Pty Limited: holding company
                           -----------------------------------
                           formed to own RGA Reinsurance Company of Australia Limited.

                                    RGA Reinsurance Company of Australia
                                    ------------------------------------
                                    Limited: formed to reinsure the life,
                                    -------
                                    health and accident business of non-
                                    affiliated Australian insurance companies.

                           RGA South African Holdings (Pty) Ltd.: 100% owned
                           -------------------------------------
                           by Reinsurance Group of America, Incorporated formed for the purpose of holding RGA Reinsurance Company of South Africa Limited.

                                    RGA Reinsurance Company of South Africa
                                    ---------------------------------------
                                    Limited: 100% owned by RGA South African
                                    -------
                                    Holdings (Pty) Ltd.

                           Regal Atlantic Company (Bermuda) Ltd.: 100% owned.
                           ------------------------------------

                           Malaysia Life Reinsurance Group Berhad: 30% owned.
                           --------------------------------------

                  Security Equity Life Insurance Company: wholly-owned
                  --------------------------------------
                  subsidiary, domiciled in New York, engaged in the business of selling life insurance and annuities.

                  GenAm Holding Company: Formed to hold stock in various
                  ---------------------
                  non-insurance subsidiaries.

                           Krisman, Inc.: shell company.
                           -------------

                           Conning Corporation: 61% owned by GenAm Holding
                           -------------------
                           Company; formed to own the Conning companies. Remaining 39% owned by MetLife CC Holding Company (a MetLife subsidiary).

                                    Conning, Inc.: a holding company organized
                                    -------------
                                    under Delaware law.

                                    Conning & Company: a Connecticut corporation
                                    -----------------
                                    engaged in providing asset management and investment advisory services as well as insurance research services.

                                    Conning Asset Management Company:
                                    --------------------------------
                                    a Missouri corporation engaged in providing investment advice.

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                           GM Marketing Incorporated (fka GenMark Incorporated):
                           ----------------------------------------------------
                           wholly-owned subsidiary company acting as distribution company.

                           White Oak Royalty Company: wholly-owned, second-tier
                           -------------------------
                           subsidiary formed to own mineral interests.



Mutual funds associated with General American Life Insurance Company:

         General American Capital Company




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